[logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

          MFS(R) MANAGED
          SECTORS FUND
          ANNUAL REPORT o AUGUST 31, 1998

-------------------------------------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 30)
-------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 28
Trustees and Officers ..................................................... 33

-------------------------------------------------------------------------------
   HIGHLIGHTS
-------------------------------------------------------------------------------

o THE FUND RECEIVED STRONG PERFORMANCES FROM ITS HOLDINGS IN RETAIL DRUG STORE CHAINS, COMMUNICATIONS, FINANCIAL SERVICES, AND INDUSTRY-LEADING TECHNOLOGY COMPANIES.

o THOUGH THE FUND'S INVESTMENTS IN THE OIL SERVICES SECTOR EXPERIENCED DIFFICULTY THIS YEAR AS THE RESULT OF DEEP DROPS IN OIL PRICES, THE STOCKS IN THE SECTOR STILL SHOW GOOD FUNDAMENTALS, STRONG CASH POSITIONS, AND MANAGEMENT STOCK BUYBACKS. WE FEEL THE SECTOR IS POISED FOR GROWTH WHEN OIL PRICES REBOUND.

--------------------------------------------------------------------------------



-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------


[Photo of Jeffrey L. Shames]


----------------------------
    Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this summer's volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that this market correction is overdue and could continue for several months. However, in our view, this is a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. This retreat has helped correct some -- but not all -- of the overvaluations that have been building in the markets for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, it was at about 28, and it declined to approximately 25 by early September. If this summer's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political gridlock and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, most of these economies are still very weak and the situation could turn worse before getting better. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

-----------------------------


[Photo of Kenneth J. Enright]


-----------------------------
     Kenneth J. Enright

For the 12 months ended August 31, 1998, Class A shares of the Fund provided a total return of -18.04%, Class B shares -18.52%, and Class I shares -17.72%. (Past performance is no guarantee of future results. See Performance Summary for more information.) These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to an 8.05% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a -4.40% return for the Lipper Capital Appreciation Fund Index (the Lipper Index), an unmanaged net asset value-weighted measure of the largest qualifying mutual funds with capital appreciation as their investment objective. We believe the Lipper Index more closely reflects the Fund's objectives.

Q. WHAT WERE SOME OF THE MAJOR FACTORS THAT CONTRIBUTED TO PERFORMANCE IN THE PAST YEAR?

A. In general, the broad market's performance has been driven by a narrow range of the largest-capitalization stocks. As a result, the valuations of these stocks relative to their earnings growth remains unattractive, in our opinion. Investors should also bear in mind that the Fund is a nondiversified mutual fund concentrated in a limited number of industry sectors. This means that the Fund's performance will be amplified both positively and negatively when compared to a fully diversified index such as the S&P 500. We've seen this effect in the past year, as two of our sectors, energy and health care, experienced severe corrections that have been deep and largely unprecedented in recent history. The impact of economic turmoil in Asia and Russia and uncertainty over the political situation in Washington have also contributed to this volatility.

Q. WHAT ARE YOUR MAIN FOCUS SECTORS, AND WHY ARE THEY ATTRACTIVE?

A. The sector focus has remained the same over the past six months. We have concentrated our holdings in technology, health care, financial services, and leisure. The latter is a broad category that is devoted predominantly to telecommunications and broadcasting. Another large sector is the energy group. In technology, we're finding good stocks among companies that continue to lead in their respective markets, specifically in software companies whose products provide productivity enhancements and operating efficiencies to businesses. Our financial services holdings are focused on insurance and domestic retail banking stocks, which are benefiting from substantial consolidation that can lead to stronger balance sheets and earnings growth. These stocks are also relatively insulated from loan or business exposure to emerging markets. Health care holdings include health maintenance organizations (HMOs) and nursing homes. Currently, these stocks are facing uncertainty as Washington debates a shift in the way these businesses are compensated through Medicare. We believe that once this issue is resolved the strongest players will thrive while weaker companies will be weeded out, and that the sector will become stronger as a whole. Our leisure holdings are invested in wireless and data communication companies, which are exploiting the Internet boom, and in growing broadcast companies. In energy, we're focusing on oil services companies with strong managements, high market shares in their respective arenas, good balance sheets, and management stock repurchases. Though this sector has come under tremendous pressure as a result of depressed oil prices, we believe the long-term outlook for these stocks is excellent, as ongoing consolidation could better protect earnings during a downturn and leverage operating efficiencies when oil prices rebound.

Q. CAN YOU DISCUSS THE PERFORMANCE HIGHLIGHTS DURING THE PAST YEAR FOR A FEW OF YOUR TOP HOLDINGS?

A. We've gotten strong performances from our large positions in retail drug distributors such as CVS and Rite Aid and the grocery chain store Safeway. These companies have been helped by favorable demographic trends that point to an aging population and a rise in prescription drug volume. The largest-capitalization technology stocks in the portfolio have done well also. Here we've focused on industry leaders Microsoft, Cisco, and EMC. Over the course of the year, other stocks that have performed well include Lincoln National, Tyco International, American Home Products, and Sprint.

Q. WHAT STOCKS HAVEN'T PERFORMED UP TO PAR OR IN LINE WITH YOUR EXPECTATIONS SO FAR?

A. As we've discussed, nonretail health care and oil services stocks came under pressure this year, though we believe in the long-term outlooks for many stocks in both areas. We are tightening our research focus to select companies in these areas that have the best chances for sustainable earnings now and in the future when the market stabilizes. The tone of the market, in which companies that disappoint even slightly on earnings are severely punished by Wall Street, has caused Oracle and Computer Associates to underperform recently, yet we continue to believe in the long-term prospects for each company. Semiconductor companies have been hit hard by weak demand from Asia, so they have performed poorly, and we've eliminated most of our holdings in that sector area.

Q. WHAT HAS BEEN THE IMPACT OF THE ASIAN AND RUSSIAN ECONOMIC CRISES ON THE PORTFOLIO?

A. Lower demand for oil from the Asian economies has hurt the oil services stocks, though we believe this is transitory in nature as these stocks should rebound toward their historical trading range as oil prices move higher. As previously mentioned, technology companies that do large amounts of business in the region have also underperformed. The Fund has no direct exposure to Russia, so troubles there have not had an impact. On the positive side, large holdings in our retail drug stocks and many of our financial services investments are relatively insulated from the regions in turmoil and have been solid performers.

Q. HOW WILL A PERIOD OF SLOWING EARNINGS GROWTH AND A POSSIBLE BEAR MARKET CHANGE THE WAY YOU MANAGE THE FUND OR CHANGE THE TYPES OF STOCKS IN WHICH YOU INVEST?

A. While it is always difficult to predict the depth and breadth of a market correction, it does seem safe to say that we will be in for more volatility as the business cycle progresses. However, this won't change the essential nature of the Fund and puts a sharper focus on our abilities as stock-pickers and our intense research efforts. What you may see in the future is a further concentration of holdings in stocks that we believe, based on our research, can provide sustained earnings in a market downturn and that are best positioned to grow at a healthy pace once the market has stabilized. As a result, our analysis will be biased toward companies that deliver relatively good earnings growth in comparison to the broad market, as opposed to focusing on absolute growth rates.

Q. WHAT ARE SOME OF THE OTHER MAJOR CHANGES TO THE PORTFOLIO'S SECTORS OVER THE PAST 12 MONTHS?

A. When energy sector stocks declined earlier this year, we added to our positions in those companies. As a result the sector weighting has held steady for the past six months. The financial services sector has grown to about 12% of assets, as we've added quality, conservative bank stocks to the portfolio such as PNC Bank and National City and insurers like ReliaStar and Ace Limited. We've also reduced some of our leisure and gaming investments, such as MGM Grand and Mirage Hotels. In communications and broadcasting, a new holding is MediaOne, and we've increased our investment in Jacor Communications. We've sold our positions in Teleport, Century Telephone, and Telecommunications, Inc. Technology is down to 20% of assets from 28%, due primarily to market volatility and the elimination of most of our semiconductor holdings. We bought additional stock in Computer Associates and Oracle when we saw a weakness in their share prices that we felt was unwarranted by the companies' fundamental outlooks.

Q. WHAT'S YOUR INVESTMENT OUTLOOK FOR THE PORTFOLIO FOR THE BALANCE OF 1998 AND EARLY 1999?

A. We believe the market will continue to be volatile and that investors will face some uncertainty as the international economic situation works toward renewed stability. The impact of the political turmoil in this country may still be further felt in the market. We are using this opportunity to carefully scrutinize the portfolio through intensive research efforts, with an eye toward refocusing on attractive stocks that can sustain relative earnings growth in this market environment.

  /s/ Kenneth J. Enright

      Kenneth J. Enright
      Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   KENNETH J. ENRIGHT IS A VICE PRESIDENT -- INVESTMENTS OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MANAGED SECTORS FUND AND THE MANAGED SECTORS SERIES, OFFERED THROUGH MFS/SUN LIFE ANNUITY PRODUCTS.

   MR. ENRIGHT JOINED MFS IN 1986 IN THE RESEARCH DEPARTMENT. HE WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1987 AND VICE PRESIDENT -- INVESTMENTS IN 1988. HE FOLLOWED THE BUSINESS SERVICES, COAL, NATURAL GAS, OIL, RETAIL STORES, AND SUPERMARKETS STOCKS AS AN ANALYST PRIOR TO BEING NAMED PORTFOLIO MANAGER OF THE MANAGED SECTORS FUND IN JULY 1993.

   MR. ENRIGHT IS A GRADUATE OF BOSTON STATE COLLEGE AND RECEIVED AN M.B.A. FROM BABSON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND IS A CHARTERED FINANCIAL ANALYST.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

OBJECTIVE:               SEEKS TO PROVIDE CAPITAL APPRECIATION. DIVIDEND INCOME,
                         IF ANY, IS INCIDENTAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   DECEMBER 29, 1986

CLASS INCEPTION:         CLASS A  SEPTEMBER 20, 1993
                         CLASS B  DECEMBER 29, 1986
                         CLASS I  JANUARY 2, 1997

SIZE:                    $326.8 MILLION NET ASSETS AS OF AUGUST 31, 1998

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended August 31, 1998)

         MFS Managed   S&P 500   Lipper Capital   Consumer
        Sectors Fund  Composite   Appreciation   Price Index
        -- Class B      Index      Fund Index      -- U.S.
------------------------------------------------------------
8/93     $ 9,802      $10,000       $10,000       $10,000
8/94       9,989       10,547        10,400        10,290
8/95      12,506       12,809        12,800        10,559
8/96      12,902       15,208        14,300        10,861
8/97      18,443       21,390        17,900        11,105
8/98      15,028       23,121        17,102        11,285


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended August 31, 1998)

         MFS Managed   S&P 500   Lipper Capital   Consumer
        Sectors Fund  Composite   Appreciation   Price Index
        -- Class B      Index      Fund Index      -- U.S.
------------------------------------------------------------
8/88     $10,000       $10,000     $10,000       $10,000
8/90      12,454        13,230      12,400        11,059
8/92      17,913        18,120      16,500        11,840
8/94      21,726        22,018      21,300        12,521
8/96      28,061        31,748      29,200        13,216
8/98      32,685        48,268      34,906        13,731


AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

CLASS A


                                   1 Year    3 Years    5 Years  10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return       -18.04%    + 7.02%    + 9.54%        +12.89%
--------------------------------------------------------------------------------
SEC Results                       -22.76%    + 4.93%    + 8.25%        +12.22%
--------------------------------------------------------------------------------

CLASS B

                                   1 Year    3 Years    5 Years  10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return       -18.52%    + 6.31%    + 8.92%        +12.57%
--------------------------------------------------------------------------------
SEC Results                       -21.15%    + 5.68%    + 8.72%        +12.57%
--------------------------------------------------------------------------------

CLASS I

                                   1 Year    3 Years    5 Years  10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return       -17.72%    + 6.93%    + 9.30%        +12.77%
--------------------------------------------------------------------------------

COMPARATIVE INDICES

                                   1 Year    3 Years    5 Years  10 Years/Life
--------------------------------------------------------------------------------
Lipper Capital Appreciation Fund
  Index**                          -4.40%    +10.21%    +11.33%        +13.32%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite
Index+                             +8.05%    +21.76%    +18.25%        +17.05%
--------------------------------------------------------------------------------
Consumer Price Index+#             +1.61%    + 2.24%    + 2.45%        + 3.22%
--------------------------------------------------------------------------------
** Source: Lipper Analytical Services, Inc.
 + Source: CDA/Wiesenberger.
 # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A. Because operating expenses of B are greater than those of A, A performance generally would have been higher than B performance. The B performance included within the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1998

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                                        20.6%
HEALTH CARE                                       14.7%
FINANCIAL SERVICES                                12.3%
UTILITIES AND COMMUNICATIONS                      10.6%
CONGLOMERATES, SPECIAL PRODUCTS/SERVICES          10.4%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  10.4%         ASSOCIATES FIRST CAPITAL CORP.  3.0%
Security systems, packaging, and       Consumer finance company
electronic equipment conglomerate
                                       RITE AID CORP.  2.9%
UNITED HEALTHCARE CORP.  3.9%          Drug store chain
Health maintenance organization
                                       MICROSOFT CORP.  2.7%
ORACLE CORP.  3.8%                     Computer software and systems company
Database software developer and
manufacturer                           HARRAH'S ENTERTAINMENT, INC. 2.7%
                                       Gaming operator in several states
TELEPHONE & DATA SYSTEMS, INC.  3.7%
Rural and local telephone company      SAFEWAY, INC.  2.3%
                                       Grocery store chain
COMPUTER ASSOCIATES INTERNATIONAL,
INC.  3.6%
Computer software company

Portfolio information is as of August 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1998

Stocks - 99.6%
-----------------------------------------------------------------------------
ISSUER                                                SHARES            VALUE
-----------------------------------------------------------------------------
Energy - 9.3%
  BJ Services Co.*                                   485,800     $  6,133,225
  Cooper Cameron Corp.*                              350,000        7,437,500
  EVI Weatherford, Inc.*                             413,400        6,304,350
  Noble Drilling Corp.*                              650,500        7,155,500
  Schlumberger Ltd.                                   78,900        3,456,806
                                                                 ------------
                                                                 $ 30,487,381
-----------------------------------------------------------------------------
Financial Institutions - 12.4%
  Ace Ltd. (Bermuda)                                 148,600     $  4,309,400
  Associates First Capital Corp., "A"                165,000        9,755,625
  Lincoln National Corp.                              86,500        7,439,000
  Morgan Stanley, Dean Witter & Co.                   62,000        3,599,875
  National City Corp.                                100,000        5,875,000
  PNC Bank Corp.                                      86,000        3,698,000
  ReliaStar Financial Corp.                           28,600        1,122,550
  Transamerica Corp.                                  45,000        4,615,313
                                                                 ------------
                                                                 $ 40,414,763
-----------------------------------------------------------------------------
Leisure - 16.1%
  Aerial Communications, Inc.*                       231,400     $    795,438
  Cellular Communications International, Inc.*       110,400        5,851,200
  Cendant Corp.*                                     110,000        1,271,875
  Harrah's Entertainment, Inc.*                      602,100        8,692,819
  Hilton Hotels Corp.                                212,400        4,407,300
  Jacor Communications, Inc.*                         32,600        1,923,400
  MediaOne Group, Inc.*                               97,600        4,001,600
  Mirage Resorts, Inc.*                               84,400        1,255,450
  Promus Hotel Corp.*                                130,700        4,019,025
  Qwest Communications International, Inc.*           90,000        2,250,000
  Sprint Corp.                                        86,400        5,794,200
  Telephone & Data Systems, Inc.                     369,500       12,239,687
                                                                 ------------
                                                                 $ 52,501,994
-----------------------------------------------------------------------------

Medical and Health Technology and Services - 23.6%
  American Home Products Corp.                       150,000     $  7,518,750
  Bristol-Myers Squibb Co.                            33,500        3,278,813
  Columbia/HCA Healthcare Corp.                      185,000        4,174,062
  CVS Corp.                                          160,000        5,820,000
  Genesis Health Ventures, Inc.*                     375,900        4,463,812
  HealthSouth Corp.*                                 400,000        7,575,000
  Meyer (Fred), Inc.*                                152,130        5,980,611
  Mid Atlantic Medical Services, Inc.*               300,000        1,668,750
  Oxford Health Plans, Inc.*                         250,700        1,535,538
  Rite Aid Corp.                                     262,500        9,499,219
  Safeway, Inc.*                                     194,000        7,638,750
  United Healthcare Corp.                            356,700       12,885,787
  Wellpoint Health Networks, Inc., "A"*               95,000        5,070,625
                                                                 ------------
                                                                 $ 77,109,717
-----------------------------------------------------------------------------

Technology - 22.1%
  Analog Devices, Inc.*                              375,000     $  5,273,437
  Aspect Telecommunications Corp.*                   195,000        4,643,438
  BMC Software, Inc.*                                140,000        5,923,750
  Cisco Systems, Inc.*                                77,000        6,304,375
  Compaq Computer Corp.                              173,000        4,833,188
  Computer Associates International, Inc.            431,400       11,647,800
  EMC Corp.*                                         108,000        4,880,250
  Global TeleSystems Group, Inc.*                    150,000        4,800,000
  Microsoft Corp.*                                    93,400        8,960,562
  Oracle Corp.*                                      625,000       12,460,937
  Teradyne, Inc.*                                    150,000        2,606,250
                                                                 ------------
                                                                 $ 72,333,987
-----------------------------------------------------------------------------
Other - 16.1%
  Gulfstream Aerospace Corp.*                        118,300     $  4,155,287
  Intermedia Communications, Inc.*                   126,000        3,134,250
  Jefferson Smurfit Corp.*                           195,100        2,194,875
  Stone Container Corp.*                             355,000        3,705,313
  Tyco International Ltd.                            612,000       33,966,000
  Union Pacific Corp.                                 70,000        2,786,875
  Wisconsin Central Transportation Corp.*            211,300        2,654,456
                                                                 ------------
                                                                 $ 52,597,056
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $371,318,740)                     $325,444,898
-----------------------------------------------------------------------------

Convertible Preferred Stock - 0.7%
-----------------------------------------------------------------------------
Other
  Union Pacific Capital Trust##
    (Identified Cost, $2,820,000)                     56,400     $  2,467,500
-----------------------------------------------------------------------------
Short-Term Obligations - 0.3%
-----------------------------------------------------------------------------
  General Electric Capital Corp., due 9/01/98,
    at Amortized Cost                                    900     $    900,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $375,038,740)                $328,812,398

Other Assets, Less Liabilities - (0.6)%                            (2,025,883)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $326,786,515
-----------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $375,038,740)       $328,812,398
  Cash                                                               1,839
  Receivable for Fund shares sold                                  106,720
  Receivable for investments sold                                3,082,955
  Dividends receivable                                              79,564
  Other assets                                                       2,856
                                                              ------------
      Total assets                                            $332,086,332
                                                              ------------
Liabilities:
  Payable for Fund shares reacquired                          $    946,470
  Payable for investments purchased                              3,930,823
  Payable to affiliates -
    Management fee                                                  21,961
    Shareholder servicing agent fee                                  3,294
    Distribution and service fee                                   197,660
    Administrative fee                                                 439
  Accrued expenses and other liabilities                           193,363
  Accrued interest expense                                           5,807
                                                              ------------
      Total liabilities                                       $  5,299,817
                                                              ------------
Net assets                                                    $326,786,515
                                                              ============
Net assets consist of:
  Paid-in capital                                             $324,660,531
  Unrealized depreciation on investments                       (46,226,342)
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               48,412,515
  Accumulated net investment loss                                  (60,189)
                                                              ------------
      Total                                                   $326,786,515
                                                              ============
Shares of beneficial interest outstanding                     29,529,072
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $227,348,443/20,553,008 shares of
     beneficial interest outstanding)                           $11.06
                                                                ======
  Offering price per share (100/94.25)                          $11.74
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $97,682,169/8,817,817 shares of
     beneficial interest outstanding)                           $11.08
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $1,755,903/158,247 shares
     of beneficial interest outstanding)                        $11.10
                                                                ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1998
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                    $   1,976,678
    Interest                                                           553,619
    Foreign taxes withheld                                              (5,083)
                                                                 -------------
      Total investment income                                    $   2,525,214
                                                                 -------------
  Expenses -
    Management fee                                               $   3,384,634
    Trustees' compensation                                              46,039
    Shareholder servicing agent fee                                    533,909
    Distribution and service fee (Class A)                           1,038,207
    Distribution and service fee (Class B)                           1,522,288
    Administrative fee                                                  63,971
    Custodian fee                                                      166,398
    Interest expense                                                    11,923
    Printing                                                            66,225
    Postage                                                             72,325
    Auditing fees                                                       33,245
    Legal fees                                                           2,340
    Miscellaneous                                                      242,713
                                                                 -------------
      Total expenses                                             $   7,184,217
    Fees paid indirectly                                              (140,610)
                                                                 -------------
      Net expenses                                               $  7,043,607
                                                                 -------------
        Net investment loss                                      $  (4,518,393)
                                                                 -------------
Realized and unrealized gain (loss) on investments:
    Realized gain (identified cost basis) -
      Investment transactions                                    $  69,925,578
      Written option transactions                                    3,835,506
      Foreign currency transactions                                      6,574
                                                                 -------------
        Net realized gain on investments and foreign
           currency transactions                                 $  73,767,658
                                                                 -------------
    Change in unrealized appreciation (depreciation) -
    Investments                                                  $(139,829,984)
    Written options                                                    567,441
                                                                 -------------
      Net unrealized loss on investments and foreign
        currency translations                                    $(139,262,543)
                                                                 -------------
        Net realized and unrealized loss on investments
            and foreign currency transactions                    $ (65,494,885)
                                                                 -------------
          Decrease in net assets from operations                 $ (70,013,278)
                                                                 =============
See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                              1998            1997
---------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                     $  (4,518,393)   $ (4,471,998)
  Net realized gain on investments and foreign currency
    transactions                                             73,767,658      69,844,274
  Net unrealized gain (loss) on investments and foreign
    currency translation                                   (139,262,543)     72,570,022
                                                          -------------    ------------
    Increase (decrease) in net assets from operations     $ (70,013,278)   $137,942,298
                                                          -------------    ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                       $ (52,766,286)   $(26,355,849)
  From net realized gain on investments and foreign
    currency transactions (Class B)                         (28,280,294)    (15,051,923)
  From net realized gain on investments and foreign
    currency transactions (Class I)                            (445,020)     --
                                                          -------------    ------------
    Total distributions declared to shareholders          $ (81,491,600)   $(41,407,772)
                                                          -------------    ------------
Net increase in net assets from Fund share transactions   $  30,663,172    $ 13,731,145
                                                          -------------    ------------
      Total increase (decrease) in net assets             $(120,841,706)   $110,265,671
Net assets:
  At beginning of period                                    447,628,221     337,362,550
                                                          -------------    ------------
At end of period (including accumulated net investment
loss of $60,189 and $50,801, respectively)                $ 326,786,515    $447,628,221
                                                          =============    ============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                                NINE MONTHS
                                                   YEAR ENDED AUGUST 31,                              ENDED       PERIOD ENDED
                                      ---------------------------------------------------        AUGUST 31,       NOVEMBER 30,
                                        1998            1997           1996          1995              1994              1993*
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $16.81          $13.16         $15.55        $13.41            $15.50             $15.68
                                      ------          ------         ------        ------            ------             ------

Income from investment operations# -
  Net investment loss                 $(0.12)         $(0.13)        $(0.08)       $(0.05)           $(0.03)            $(0.02)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                       (2.49)           5.46           0.58          3.22              0.77              (0.16)
                                      ------          ------         ------        ------            ------             ------
    Total from investment
      operations                      $(2.61)         $ 5.33         $ 0.50        $ 3.17            $ 0.74             $(0.18)
                                      ------          ------         ------        ------            ------             ------

Less distributions declared to
  shareholders from net
  realized gain on investments
  and foreign currency
  transactions                        $(3.14)         $(1.68)        $(2.89)       $(1.03)           $(2.83)            $ --
                                      ------          ------         ------        ------            ------             ------
Net asset value - end of period       $11.06          $16.81         $13.16        $15.55            $13.41             $15.50
                                      ======          ======         ======        ======            ======             ======
Total return(+)                     (18.04)%          43.92%          3.92%        26.12%             5.12%++          (5.99)%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                           1.38%           1.43%          1.43%         1.46%             1.52%+             1.59%+
  Net investment loss                (0.79)%         (0.93)%        (0.56)%       (0.34)%           (0.26)%+           (0.75)%+
Portfolio turnover                      112%             96%           117%          115%               76%               106%
Net assets at end of period
  (000 omitted)                     $227,348        $288,227       $207,504      $178,367          $121,498           $136,179

  * For the period from the inception of Class A, September 20, 1993, through November 30, 1993.
  + Annualized.
 ++ Not annualized.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                               NINE MONTHS
                                                   YEAR ENDED AUGUST 31,                              ENDED         YEAR ENDED
                                  -------------------------------------------------------        AUGUST 31,       NOVEMBER 30,
                                        1998            1997           1996          1995              1994               1993
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $16.81          $13.14         $15.46        $13.35            $15.49             $15.42
                                      ------          ------         ------        ------            ------             ------

Income from investment operations# -
  Net investment loss                 $(0.22)         $(0.23)        $(0.18)       $(0.14)           $(0.10)            $(0.25)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                       (2.48)           5.47           0.58          3.20              0.75               0.94
                                      ------          ------         ------        ------            ------             ------
    Total from investment
      operations                      $(2.70)         $ 5.24         $ 0.40        $ 3.06            $ 0.65             $ 0.69
                                      ------          ------         ------        ------            ------             ------

Less distributions declared to
  shareholders from net
  realized gain on investments
  and foreign currency
  transactions                        $(3.03)         $(1.57)        $(2.72)       $(0.95)           $(2.79)            $(0.62)
                                      ------          ------         ------        ------            ------             ------
Net asset value - end of period       $11.08          $16.81         $13.14        $15.46            $13.35             $15.49
                                      ======          ======         ======        ======            ======             ======
Total return                        (18.52)%          42.95%          3.17%        25.19%             4.47%++            4.50%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                           2.02%           2.11%          2.15%         2.18%             2.26%+             2.21%
  Net investment loss                (1.43)%         (1.60)%        (1.27)%       (1.06)%           (1.01)%+           (1.55)%
Portfolio turnover                      112%             96%           117%          115%               76%               106%
Net assets at end of period
  (000 omitted)                      $97,682        $157,052       $129,858      $199,773          $214,055           $232,982

 + Annualized.
++ Not annualized.
 # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                               1992              1991             1990            1989            1988
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $13.00            $ 9.23           $11.32          $ 7.86          $ 6.94
                                                    ------            ------           ------          ------          ------

Income from investment operations -
  Net investment income (loss)                      $(0.24)           $(0.12)          $(0.03)         $ 0.03          $ 0.09
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      2.66              3.89            (2.06)           3.51            0.89
                                                    ------            ------           ------          ------          ------
      Total from investment operations              $ 2.42            $ 3.77           $(2.09)         $ 3.54          $ 0.98
                                                    ------            ------           ------          ------          ------

Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                     $ --              $ --             $ --            $(0.08)         $(0.06)
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $15.42            $13.00           $ 9.23          $11.32          $ 7.86
                                                    ======            ======           ======          ======          ======
Total return                                        18.62%            40.85%         (18.46)%          45.35%          14.06%
Ratios (to average net assets)/Supplemental data:
  Expenses                                           2.37%             2.44%            2.50%           2.52%           2.31%
  Net investment income (loss)                     (1.85)%           (1.00)%          (0.27)%           0.37%           1.08%
Portfolio turnover                                     22%               59%              79%             84%            146%
Net assets at end of period (000 omitted)         $249,493          $190,232         $152,132        $180,416        $137,311

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                    PERIOD ENDED
                                                               AUGUST 31, 1998              AUGUST 31, 1997***
--------------------------------------------------------------------------------------------------------------
                                                                       CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $16.86                          $13.18
                                                                        ------                          ------

Income from investment operations# -
  Net investment loss                                                   $(0.07)                         $(0.07)
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                        (2.50)                           3.75
                                                                        ------                          ------
      Total from investment operations                                  $(2.57)                         $ 3.68
                                                                        ------                          ------

Less distributions declared to shareholders from net realized gain on investments and foreign currency tranactions
                                                                        $(3.19)                         $ --
                                                                        ------                          ------
Net asset value - end of period                                         $11.10                          $16.86
                                                                        ======                          ======
Total return                                                          (17.72)%                          27.92%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.02%                           1.07%+
  Net investment loss                                                  (0.44)%                         (0.65)%+
Portfolio turnover                                                        112%                             96%
Net assets at end of period (000 omitted)                               $1,756                          $2,349

*** For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
MFS Managed Sectors Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less) are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1998, $4,509,005, and $1,460,615 were reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated net investment loss, and paid-in-capital, respectively, due to differences between book and tax accounting for currency transactions, capital gain distributions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $13,816 for the year ended August 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $30,155 for the year ended August 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $85,444 for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $34,122 for Class B shares, for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1998, were $311 and $104,962 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                        PURCHASES         SALES
-------------------------------------------------------------------------------
U.S. government securities                           $  2,695,236  $  2,996,459
                                                     ------------  ------------
Investments (non-U.S. government securities)         $485,909,154  $522,221,644
                                                     ------------  ------------

The cost and unrealized appreciation of depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $376,225,586
                                                                   ------------
Gross unrealized depreciation                                      $(90,493,661)
Gross unrealized appreciation                                        43,080,473
                                                                   ------------
    Net unrealized depreciation                                    $(47,413,188)
                                                                   ============

(5) SHARES OF BENEFICIAL INTEREST
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                            YEAR ENDED AUGUST 31, 1998         YEAR ENDED AUGUST 31, 1997
                                    ----------------------------------   --------------------------------
                                             SHARES             AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              11,341,138      $ 169,332,850        5,344,407      $ 80,513,731
Shares issued to shareholders in
  reinvestment of distributions           3,802,878         48,562,904        1,814,003        24,108,369
Shares transferred to Class I              --                --                (167,732)       (2,210,708)
Shares reacquired                       (11,739,350)      (176,573,117)      (5,609,695)      (83,104,253)
                                        -----------      -------------       ----------      ------------
    Net increase                          3,404,666      $  41,322,637        1,380,983      $ 19,307,139
                                        ===========      =============       ==========      ============

Class B Shares
                                            YEAR ENDED AUGUST 31, 1998         YEAR ENDED AUGUST 31, 1997
                                    ----------------------------------   --------------------------------
                                             SHARES             AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               2,576,959      $  40,213,735        3,284,660      $ 47,554,552
Shares issued to shareholders in
  reinvestment of distributions           2,100,408         26,970,429        1,075,701        14,360,963
Shares reacquired                        (5,200,681)       (78,070,802)      (4,899,090)      (69,295,923)
                                        -----------      -------------       ----------      ------------
    Net decrease                           (523,314)     $ (10,886,638)        (538,729)     $ (7,380,408)
                                        ===========      =============       ==========      ============

Class I Shares
                                            YEAR ENDED AUGUST 31, 1998       PERIOD ENDED AUGUST 31, 1997*
                                    ----------------------------------    -------------------------------
                                             SHARES             AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                   8,446         $  129,553           23,376      $    310,582
Shares transferred from Class A              --                --               167,732         2,210,708
Shares issued to shareholders in
  reinvestment of distributions              34,822            445,020           --                --
Shares reacquired                           (24,343)          (347,400)         (51,786)         (716,876)
                                        -----------      -------------       ----------      ------------
    Net increase                             18,925         $  227,173          139,322      $  1,804,414
                                        ===========      =============       ==========      ============

*For the period from the inception of Class I, January 2, 1997, through August 31, 1997.

(6) LINE OF CREDIT
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1998, was $3,183.

(7) FINANCIAL INSTRUMENTS
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                              1997 CALLS
                                                      -------------------------
                                                      CONTRACTS        PREMIUMS
-------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD                         29,313      $5,098,759
Options written                                             --              --
Options terminated in closing transactions                5,728       1,553,998
Options exercised                                         3,700         348,666
Options expired                                          19,885       3,196,095
                                                         ------      ----------
Outstanding, end of period                                  --       $      --
                                                         ======      ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of
MFS Managed Sectors Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Managed Sectors Fund (one of the series constituting MFS Series Trust I) as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended August 31, 1998, the nine months ended August 31, 1994, and each of the years in the six-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1998 by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Managed Sectors Fund at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 9, 1998

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

THE FUND HAS DESIGNATED $57,241,625 AS A CAPITAL GAIN DIVIDEND.

FOR THE YEAR ENDED AUGUST 31, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 10.29%.

--------------------------------------------------------------------------------

MFS(R) MANAGED SECTORS FUND

TRUSTEES                                SECRETARY
Richard B. Bailey* - Private            Stephen E. Cavan*
Investor; Former Chairman and
Director (until 1991), MFS Investment   ASSISTANT SECRETARY
Management                              James R. Bordewick, Jr.*

Marshall N. Cohan - Private Investor    CUSTODIAN
                                        State Street Bank and Trust Company
Lawrence H. Cohn, M.D. - Chief of
Cardiac Surgery, Brigham and Women's    AUDITORS
Hospital; Professor of Surgery,         Deloitte & Touche LLP
Harvard Medical School
                                        INVESTOR INFORMATION
The Hon. Sir J. David Gibbons, KBE -    For MFS stock and bond market
Chief Executive Officer, Edmund         outlooks, call toll free:
Gibbons Ltd.; Chairman, Colonial        1-800-637-4458 anytime from a
Insurance Company, Ltd.                 touch-tone telephone.
                                        For information on MFS mutual funds,
Abby M. O'Neill - Private Investor      call your financial adviser or, for
                                        an information kit, call toll free:
Walter E. Robb, III - President and     1-800-637-2929 any business day from
Treasurer, Benchmark Advisors, Inc.     9 a.m. to 5 p.m. Eastern time (or
(corporate financial consultants);      leave a message anytime).
President, Benchmark Consulting
Group, Inc. (office services)           INVESTOR SERVICE
                                        MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive     P.O. Box 2281
Vice President, Director, and           Boston, MA 02107-9906
Secretary, MFS Investment Management
                                        For general information, call toll
Jeffrey L. Shames* - Chairman, Chief    free: 1-800-225-2606 any business day
Executive Officer, and Director, MFS    from 8 a.m. to 8 p.m. Eastern time.
Investment Management
                                        For service to speech- or
J. Dale Sherratt - President, Insight   hearing-impaired, call toll free:
Resources, Inc. (acquisition planning   1-800-637-6576 any business day from
specialists)                            9 a.m. to 5 p.m. Eastern time. (To
                                        use this service, your phone must be
Ward Smith - Former Chairman            equipped with a Telecommunications
(until 1994), NACCO Industries          Device for the Deaf.)
(holding company)
                                        For share prices, account balances,
INVESTMENT ADVISER                      and exchanges, call toll free:
Massachusetts Financial Services        1-800-MFS-TALK (1-800-637-8255)
  Company                               anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                   WORLD WIDE WEB
                                        www.mfs.com
DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Kenneth J.Enright*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                  --------------
MFS(R) MANAGED SECTORS FUND                          BULK RATE
                                                   U.S. POSTAGE
[logo] M F S(R)                                        PAID
INVESTMENT MANAGEMENT                                  MFS
We invented the mutual fund(R)                    --------------

500 Boylston Street
Boston, MA 02116-3741



(c)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                     MMS-2 10/98 52M 08/208/808